UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Existing Private Placement Shelf Facilities

On December 19, 2025, Henry Schein, Inc. (the “Company”) amended its (i) Third Amended and Restated Private Shelf Agreement, dated as of October 20, 2021, by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential affiliate party thereto, (ii) Third Amended and Restated Master Note Facility, dated as of October 20, 2021, by and among the Company, NYL Investors LLC (as successor in interest to New York Life Investment Management LLC) (“New York Life”) and each New York Life affiliate party thereto, (iii) Third Amended and Restated Master Note Purchase Agreement, dated as of October 20, 2021, by and among the Company, Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (as successor in interest to MetLife Investment Advisors Company, LLC) (“MLIAC,” and together with MLIC, “MetLife”) and each MetLife affiliate party thereto, and (iv) Multicurrency Private Shelf Agreement, dated as of October 20, 2021, by and among the Company, Corebridge Institutional Investors (U.S.), LLC (as successor in interest to AIG Asset Management (U.S.), LLC) (“Corebridge”) and each Corebridge affiliate party thereto (the amendments listed in clauses (i) through (iv) above, collectively, the “Private Shelf Amendments”), in each case, to, among other things, (A) extend the scheduled facility termination dates to December 19, 2028, and (B) modify certain financial definitions and covenants.

The above description of the Private Shelf Amendments is not complete and is qualified in its entirety by the actual terms of the Private Shelf Amendments, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4 respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	First Amendment to the Third Amended and Restated Multicurrency Private Shelf Agreement, dated as of December 19, 2025, by and among the Company, PGIM, Inc. and each affiliate thereof party thereto*

4.2	First Amendment to the Third Amended and Restated Master Note Facility, dated as of December 19, 2025, by and among the Company, NYL Investors LLC and each affiliate thereof party thereto*

4.3

First Amendment to the Third Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of December 19, 2025, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Management, LLC and each affiliate thereof party thereto*

4.4

First Amendment to the Multicurrency Private Shelf Agreement, dated as of December 19, 2025, by and among the Company, Corebridge Institutional Investors (U.S.), LLC and each affiliate thereof party thereto*

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: December 23, 2025	By:	/s/ Kelly Murphy
	Name:	Kelly Murphy
	Title:	Senior Vice President and General Counsel